CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in Registration Statements No. 33-19511, No. 33-38019, No. 33-19510 and No. 33-63739 on
Form S-8 of our report dated August 12, 1996, appearing in this Annual Report on Form 10-K of II-VI Incorporated for the year ended June 30, 1996.


/s/ Alpern, Rosenthal & Company
Pittsburgh, Pennsylvania
September 23, 1996